UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2023

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Ste. 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the Registrant held its 2023 Annual Meeting virtually. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2024:

Name	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Kelly H. Barrett	89,692,858	3,765,967	120,782	11,259,745
Glenn G. Cohen	91,611,115	1,752,640	215,852	11,259,745
Venkatesh S. Durvasula	92,898,056	350,508	331,043	11,259,745
Mary M. Hager	92,950,616	308,887	320,103	11,259,745
Barbara B. Lang	91,669,300	1,791,042	119,265	11,259,745
Frank C. McDowell	89,743,993	3,718,519	117,094	11,259,745
C. Brent Smith	92,912,555	542,399	124,652	11,259,745
Jeffery L. Swope	91,391,120	2,060,777	127,710	11,259,745
Dale H. Taysom	92,394,405	1,057,677	127,525	11,259,745

The Registrant’s stockholders voted to ratify the appointment of Deloitte and Touche, LLP, as independent registered public accountants for the fiscal year ended December 31, 2023, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
101,345,827	3,358,190	134,947

The Registrant's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
87,273,538	4,752,699	1,553,370	11,259,745

The Registrant's stockholders voted to approve, on an advisory basis, the frequency of future approvals of compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted- Annually	Number of Shares Voted- Two Years	Number of Shares Voted - Three Years	Number of Shares Abstained	Broker Non-Votes
90,324,451	134,136	2,866,396	254,623	11,259,745

In accordance with these results and its previous recommendation (as set forth in the definitive proxy statement for the 2023 Annual Meeting), the Board has determined that the Registrant will hold future "say on pay" votes annually until the next advisory vote on the frequency of "say on pay" votes, which the Registrant expects to hold no later than its 2029 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	May 10, 2023	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President